                                                                   Exhibit 10.39

                         AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger is entered into as of this 11th day of March 1999, by and among CNL American Properties Fund, Inc., a Maryland corporation ("APF"), CFC Acquisition Corp., a Maryland corporation and wholly-
              ---
owned subsidiary of APF ("Acquisition Corp1"), CFS Acquisition Corp., a Maryland
                          -----------------
corporation and wholly-owned subsidiary of APF ("Acquisition Corp2" and,
                                                 -----------------
together with Acquisition Corp1, the "Acquiring Entities"), CNL Financial Corp.,
                                      ------------------
a Florida corporation ("CNL Financial"), CNL Financial Services, Inc., a Florida
                        -------------
corporation ("CNL Services" and, together with CNL Financial, the "Merging
              ------------                                         -------
Entities"), CNL Group, Inc., a Florida corporation ("CNL Group"), James M.
--------                                             ---------
Seneff, Jr., Robert A. Bourne and Curtis B. McWilliams (together with CNL Group, the "Principal Stockholders"). APF, the Acquiring Entities, the Merging Entities
    ------------------------
and the Principal Stockholders are referred to collectively herein as the "Parties" and individually as a "Party."
 -------                         -----

                                   RECITALS:

     WHEREAS, the Parties hereto desire to consummate (i) a merger whereby Acquisition Corp1 will be merged with and into CNL Financial and CNL Financial will be the surviving corporation in the Merger (the "Financial Merger") and
                                                      ----------------
(ii) a merger whereby Acquisition Corp2 will be merged with and into CNL Services and CNL Services will be the surviving corporation (the "Services
                                                                  --------
Merger" and, together with the Financial Merger, the "Mergers"), each upon the
------                                                -------
terms and subject to the conditions of this Agreement and in accordance with the Maryland General Corporation Law (the "Maryland GCL") and the Florida Business
                                      --------------
Corporation Act (the "Florida BCA");
                      -----------

     WHEREAS, the parties hereto anticipate that the Mergers will further certain of their business objectives;

     WHEREAS, the Special Committee (the "APF Special Committee") of the
                                         -----------------------
independent members of the Board of Directors of APF has received a fairness opinion (the "Fairness Opinion") from Merrill Lynch & Co. as to the fairness to
             ------------------
APF from a financial point of view of the consideration to be paid in connection with the Mergers;

     WHEREAS, the APF Special Committee has recommended the Mergers to the Board of Directors of APF and the Board has approved the proposals to consummate the Merger (the "Merger Proposals") and the related transactions;
            ------------------

     WHEREAS, the Boards of Directors of CNL Financial and CNL Services and the Principal Stockholders and the Minority Stockholders have unanimously approved their respective Merger Proposal; and

     WHEREAS, for federal income tax purposes, it is intended that the Mergers shall qualify as reorganizations under Section 368(a)(1)(A) of the Internal Revenue Code of

1986, as amended, pursuant to which each issued and outstanding share of the Merging Entities' common stock shall be converted into the right to receive shares of APF common stock.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

ARTICLE I

                                  DEFINITIONS



     As used in this Agreement, the following terms shall have the respective meanings set forth below:

     "Acquiring Entities" has the meaning set forth in the preface above.
     --------------------

     "Acquisition Corp1" has the meaning set forth in the preface above.
     -------------------

     "Acquisition Corp2" has the meaning set forth in the preface above.
     -------------------

     "Acquisition Corp1 Certificate of Merger" has the meaning set forth in
     -----------------------------------------
Section 2.2(a) below.

     "Acquisition Corp2 Certificate of Merger" has the meaning set forth in
     -----------------------------------------
Section 2.2(b) below.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations
     -----------
promulgated under the Securities Exchange Act.

     "Affiliated Group" means any affiliated group within the meaning of Code
     ------------------
(S)1504, or any similar group defined under a similar provision of state, local or foreign law.

     "Agreement" means this Agreement, as amended from time to time.
     -----------

     "APF" has the meaning set forth in the preface above.
     -----

     "APF Common Shares" shall mean the shares of common stock, par value $0.01,
     -------------------
of APF.

     "APF Indemnity Claim" has the meaning set forth in Section 12.1 below.
     ---------------------

     "Basis" means any past or present fact, situation, circumstance, status,
     -------
condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms the basis for any specified consequence.

      "Business Combination" has the meaning set forth in Section 4.1(b) below.
     -----------------------

      "Closing" has the meaning set forth in Section 2.3 below.
     ----------

     "Closing Date" has the meaning set forth in Section 2.3 below.
     --------------

     "CNL Certificates of Merger" means the Financial Certificate of Merger and
     ----------------------------
the Services Certificate of Merger.

     "CNL Group" has the meaning set forth in the preface above.
     -----------

     "CNL Financial" has the meaning set forth in the preface above.
     ---------------

     "CNL Services" has the meaning set forth in the preface above.
     --------------

     "Code" means the Internal Revenue Code of 1986, as amended.
     ------

     "Collateral Properties" has the meaning set forth in Section 7.23 below.
     -----------------------

     "Confidential Information" means any proprietary information concerning the
     --------------------------
restaurant lending businesses and affairs of CNL Financial, CNL Services or APF, if any, that is not already available to the public or generally known by persons who are not affiliated with such companies.

     "Disclosure Schedule" has the meaning set forth in the first paragraph of
     ---------------------
Article VII below.

     "Effective Times" means the Financial Effective Time and the Services
     -----------------
Effective Time, and "Effective Time" mean either the Financial Effective Time or
                    ----------------
the Services Effective Time.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or
     -----------------------
retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) tax-qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) tax-qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA (S)3(2).
     -------------------------------

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA (S)3(1).
     -------------------------------

     "Environmental, Health, and Safety Laws" means the Comprehensive
     ----------------------------------------
Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of

1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
     -------
amended.

     "Extremely Hazardous Substance" has the meaning set forth in (S)302 of the
     -------------------------------
Emergency Planning and Community Right-to-Know Act of 1986, as amended.

     "Fairness Opinion" has the meaning set forth in the third paragraph of the
     ------------------
Recitals above.

     "Fiduciary" has the meaning set forth in ERISA (S)3(21).
     -----------

     "Financial Certificate of Merger" has the meaning set forth in Section
     ---------------------------------
2.2(a) below.

     "Financial Common Share Certificates" has the meaning set forth in Section
     -------------------------------------
4.1(a) below.

     "Financial Common Shares" has the meaning set forth in Section 7.2(a)
     -------------------------
below.

     "Financial Effective Time" has the meaning set forth in Section 2.2(a)
     --------------------------
below.

     "Financial Merger" has the meaning set forth in the first paragraph of the
     ------------------
Recitals above.

     "Financial Minority Stockholders" shall mean Lynn Rose, Jeanne Wall, Ed
     ---------------------------------
McDougall, Brian Fluck and Five Arrows.

     "Financial Surviving Corporation" has the meaning set forth in Section
     ---------------------------------
2.1(a) below.

     "Financial Statements" has the meaning set forth in Section 7.7 below.
     ----------------------

     "Five Arrows" means Five Arrows Realty Securities L.L.C., a Delaware
     -------------
limited liability company.

     "Florida BCA" has the meaning set forth in the first paragraph of the
     -------------
Recitals above.

     "Franchise Loan Securitization Trusts" means trusts created pursuant to
     --------------------------------------
that certain Wholesale Warehouse Mortgage Indenture dated August 1, 1998 between CNL Funding 98-1, LP as Issuer and Norwest Bank Minnesota, National Association, as trustee (the "CNL Funding 98-1 LP Franchise Loan Back Bonds"), or similar trusts created pursuant to securitizations of franchise loans prior to the Effective Time.

     "GAAP" means United States generally accepted accounting principles as in
     ------
effect from time to time.

     "Intellectual Property" means (a) all inventions (whether patentable or
     -----------------------
unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation but excluding commercially available shrink wrap software), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "IRS" means the Internal Revenue Service.
     -----

     "Knowledge" means in the case of the Merging Entities, CNL Group, Inc.,
     -----------
Five Arrows and APF, the actual knowledge of a director or an executive officer after reasonable investigation and, in the case of the individual Principal Stockholders, the collective actual knowledge of all of the Principal Stockholders after reasonable investigation. For the purposes of this Agreement, the Knowledge of one Principal Stockholder shall be attributed to the other Principal Stockholders.

     "Known" and "Knowingly" mean that the Merging Entities, the Principal
                                           ----------------
Stockholders or APF, as applicable, had Knowledge of the particular matter or took the action described with prior Knowledge.

     "Liability" means any liability (whether Known or unknown, whether asserted
     -----------
or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Maryland GCL" has the meaning set forth in the first paragraph of the
     --------------
Recitals above.

      "Material Adverse Effect" means, as to any Party, a material adverse
     --------------------------
effect on the business, properties, operations or condition (financial or otherwise) which is not related to an industry-wide change in the economy or market or other conditions affecting all businesses in the industry of the Party to which the term is applied.

     "Mergers" has the meaning set forth in the first paragraph of the Recitals
     ---------
above.

     "Merger Proposals" has the meaning set forth in fourth paragraph of the
     ------------------
Recitals above.

     "Merging Entities" has the meaning set forth in the preface above.
     ------------------

     "Merging Entity Common Shares" means the Financial Common Shares and the
     ------------------------------
Services Common Shares.

     "Minority Stockholder" means one or more of the Financial Minority
     ----------------------
Stockholders and the Services Minority Stockholders.

     "Most Recent Balance Sheet" means the balance sheet contained within the
     ---------------------------
Most Recent Financial Statements.

     "Most Recent Financial Statements" has the meaning set forth in Section 7.7
     ----------------------------------
below.

     "Most Recent Fiscal Month End" has the meaning set forth in Section 7.7
     ------------------------------
below.

     "Most Recent Fiscal Year End" has the meaning set forth in Section 7.7
     -----------------------------
below.

     "Multiemployer Plan" has the meaning set forth in ERISA (S)3(37).
     --------------------

     "NYSE" means the New York Stock Exchange.
     ------

     "Ordinary Course of Business" means the ordinary course of business
     -----------------------------
consistent with past custom and practice (including with respect to quantity and frequency).

     "Party" or "Parties" has the meaning set forth in the preface above.
     -------    ---------

     "PBGC" means the Pension Benefit Guaranty Corporation.
     ------

     "Permitted Liens" means the liens listed on Section 7.5 of the Disclosure
     -----------------
Schedule.

     "Person" means an individual, a partnership, a corporation, an association,
     --------
a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization, a governmental entity (or any department, agency, or political subdivision thereof) or other entity.

     "Principal Stockholders" has the meaning set forth in the preface above.
     ------------------------

     "Prohibited Transaction" has the meaning set forth in ERISA (S)406 and Code
     ------------------------
(S)4975.

     "Properties" means all properties owned or operated by either of the
     ------------
Merging Entities or any of their subsidiaries and the Collateral Properties.

     "Reportable Event" has the meaning set forth in ERISA (S)4043.
     ------------------

     "Representative" has the meaning set forth in Section 12.3 below.
     ----------------

     "SEC" means the Securities and Exchange Commission.
     -----

     "Securities Act" means the Securities Act of 1933, as amended.
     ----------------

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
     -------------------------
amended.

     "Securitization Interests" means the Merging Entities' interests, through
     --------------------------
Affiliates (other than APF and CNL Funding 98-1 L.P.) or otherwise, in the Franchise Loan Securitization Trusts and all right, title and interest of the Merging Entities, in any capacity, in and to any amount held in or payable by the Franchise Loan Securitization Trusts (including any reserve account, collection account, or other similar account; any servicing fee; and investment and interest earnings on any such account), and all rights of the Merging Entities, in any capacity, under the agreements listed in Schedule A hereto.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge,
     -------------------
or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money, and (e) in the case of Securitization Interests, the rights, claims and interests of the Franchise Loan Securitization Trusts.

     "Services Certificate of Merger" has the meaning set forth in Section
     --------------------------------
2.2(b) below.

     "Services Common Share Certificates" has the meaning set forth in Section
     ------------------------------------
4.1(a) below.

     "Services Common Shares" has the meaning set forth in Section 7.2(b) below.
     ------------------------

     "Services Effective Time" has the meaning set forth in Section 2.2(b)
     -------------------------
below.

     "Services Merger" has the meaning set forth in the first paragraph of the
     -----------------
Recitals above.

     "Services Minority Stockholders" shall mean Lynn Rose, Jeanne Wall,
     --------------------------------
Ed McDougall, John Walker, Brian Fluck, and Five Arrows.

     "Services Surviving Corporation" has the meaning set forth in Section
     --------------------------------
2.1(b) below.

     "Share Consideration" has the meaning set forth in Section 4.1(a) below.
     ---------------------

     "Stockholder Indemnity Claim" has the meaning set forth in Section 12.2
     -----------------------------
below.

      "Subsidiary" means any corporation, partnership, joint venture, limited
     -------------
liability company or other entity with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or other voting interests or has the power to vote or direct the voting of sufficient securities or interests to elect a majority of the directors or otherwise control the management.

     "Surviving Corporations" means the Financial Surviving Corporation and the
     ------------------------
Services Surviving Corporation.

     "Takeover Statute" has the meaning set forth in Section 8.9 below.
     ------------------

     "Tax" means any federal, state, local, or foreign income, gross receipts,
     -----
license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code (S)59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or
     ------------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Third-Party Claim" has the meaning set forth in Section 12.4 below.
     -------------------


                                  ARTICLE II
                       MERGERS; EFFECTIVE TIMES; CLOSING



     2.1  Mergers.
          -------

       (a) Subject to the terms and conditions of this Agreement, the Maryland GCL and the Florida BCA, at the Financial Effective Time, Acquisition Corp1 and CNL Financial shall consummate the Financial Merger in which (i) Acquisition Corp1 shall be merged with and into CNL Financial and the separate corporate existence of Acquisition Corp1 shall thereupon cease, (ii) CNL Financial shall be the successor or surviving corporation in the Financial Merger and shall continue to be governed by the laws of the State of Florida and (iii) the separate corporate existence of CNL Financial with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Financial Merger. The corporation surviving the Financial Merger is sometimes hereinafter referred to as the "Financial Surviving Corporation." The Financial Merger
                    -------------------------------
shall have the effects set forth in the Maryland GCL and the Florida BCA.

       (b) Subject to the terms and conditions of this Agreement, the Maryland GCL and the Florida BCA, at the Services Effective Time, Acquisition Corp2 and CNL Services shall consummate the Services Merger in which (i) Acquisition Corp2 shall be merged with and into CNL Services and the separate corporate existence of Acquisition Corp2 shall thereupon cease, (ii) CNL Services shall be the successor or surviving corporation in the Services Merger and shall continue to be governed by the laws of the State of Florida and (iii) the separate corporate existence of CNL Services with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Services Merger. The corporation surviving the Services Merger is sometimes hereinafter referred to as the "Services Surviving Corporation." The Services Merger shall have the
        ------------------------------
effects set forth in the Maryland GCL and the Florida BCA.

     2.2  Effective Times.
          ---------------

       (a) On the Closing Date, subject to the terms and conditions of this Agreement, Acquisition Corp1 and CNL Financial shall (i) cause to be executed
(A) a certificate of merger in the form required by the Maryland GCL (the "Acquisition Corp1 Certificate of Merger") and (B) a certificate of merger in
-----------------------------------------
the form required by the Florida BCA (the "Financial Certificate of Merger"),
                                          ---------------------------------
and (ii) cause the Acquisition Corp1 Certificate of Merger to be filed with the Maryland Department of Assessments and Taxation as provided in the Maryland GCL and the Financial Certificate of Merger to be filed with the Florida Secretary of State as provided in the Florida BCA. The Merger shall become effective at
(i) such time as the Acquisition Corp1 Certificate of Merger has been duly filed with the Maryland Department of Assessments and Taxation and the

Financial Certificate of Merger has been duly filed with the Florida Secretary of State or (ii) such other time as is agreed upon by the Principal Stockholders and APF and specified in the Acquisition Corp1 Certificate of Merger and the Financial Certificate of Merger. Such time is hereinafter referred to as the "Financial Effective Time."
---------------------------

       (b) On the Closing Date, subject to the terms and conditions of this Agreement, Acquisition Corp2 and CNL Services shall (i) cause to be executed (A) a certificate of merger in the form required by the Maryland GCL (the

"Acquisition Corp2 Certificate of Merger") and (B) a certificate of merger in
-----------------------------------------
the form required by the Florida BCA (the "Services Certificate of Merger"), and
                                          --------------------------------
(ii) cause the Acquisition Corp2 Certificate of Merger to be filed with the Maryland Department of Assessments and Taxation as provided in the Maryland GCL and the Services Certificate of Merger to be filed with the Florida Secretary of State as provided in the Florida BCA. The Merger shall become effective at (i) such time as the Acquisition Corp2 Certificate of Merger has been duly filed with the Maryland Department of Assessments and Taxation and the Services Certificate of Merger has been duly filed with the Florida Secretary of State or
(ii) such other time as is agreed upon by the Principal Stockholders and APF and specified in the Acquisition Corp2 Certificate of Merger and the Services Certificate of Merger. Such time is hereinafter referred to as the "Services
                                                                     --------
Effective Time."
--------------

     2.3  The Closing. The closing of the transactions contemplated by this
          -----------
Agreement (the "Closing") shall take place at the offices of Shaw Pittman Potts
               ---------
& Trowbridge, 2300 N Street, N.W., Washington, D.C. 20037, commencing at 9:00 a.m. local time on such date as within five (5) business days following the fulfillment or waiver of the conditions set forth in Article X (other than conditions which by their nature are intended to be fulfilled at the Closing) or such other place or time or on such other date as APF and the Principal
                                                              ---------
Stockholders may agree or as may be necessary to permit the fulfillment or
------------
waiver of the conditions set forth in Article X (the  "Closing Date"), but in no
                                                      --------------
event later than December 31, 1999.


                                 ARTICLE III
                   ARTICLES OF INCORPORATION; BY-LAWS; AND
               DIRECTORS AND OFFICERS OF SURVIVING CORPORATIONS


     3.1  Articles of Incorporation.  The articles of incorporation of CNL
          -------------------------
Financial, as in effect immediately prior to the Financial Effective Time, shall be the articles of incorporation of the Financial Surviving Corporation until thereafter amended as provided therein. The articles of incorporation of CNL Services, as in effect immediately prior to the Services Effective Time, shall be the articles of incorporation of the Services Surviving Corporation until thereafter amended as provided therein.

     3.2  By-Laws. The by-laws of CNL Financial, as in effect immediately prior
          -------
to the Financial Effective Time, shall be the by-laws of the Financial Surviving Corporation. The by-laws of CNL Services, as in effect immediately prior to the Services Effective Time, shall be the by-laws of the Services Surviving Corporation.

     3.3  Directors and Officers.  The directors and officers of CNL Financial
          ----------------------
immediately prior to the Financial Effective Time shall be the directors and officers of the Financial Surviving Corporation from and after the Financial Effective Time until their successors have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Financial Surviving Corporation. The directors and officers of CNL Services immediately prior to the Services Effective Time shall be the directors and officers of the Services Surviving Corporation from and after the Services Effective Time until their successors have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Services Surviving Corporation.

                                  ARTICLE IV
              SHARE CONSIDERATION; PAYMENT OF SHARE CONSIDERATION

     4.1  Share Consideration; Conversion or Cancellation of Merging Entities'
          --------------------------------------------------------------------
Common Shares in  Merger.
------------------------

       (a) At the later to occur of the two Effective Times, by virtue of the Mergers and without any action by the Parties, (A) all of the outstanding Financial Common Shares and Services Common Shares (i) shall be converted into the right to receive an aggregate of 4,700,000 APF Common Shares (2,350,000 APF Common Shares if the Reverse Split [defined below] occurs before the Closing) (the "Share Consideration") pursuant to the terms of Section 4.2 below, (ii)
     ---------------------
shall cease to be outstanding, and (iii) shall be canceled and retired and shall cease to exist, and each Principal Stockholder and Minority Stockholder, as the holder of certificates representing such Financial Common Shares (the "Financial
                                                                      ----------
Common Share Certificates") and certificates representing such Services Common
--------------------------
Shares (the "Services Common Share Certificates"), shall cease to have any
            ------------------------------------
rights with respect thereto, except the right to receive APF Common Shares therefor upon the surrender of such certificates in accordance with this Section
4.1 and Section 4.3, and (B) each share of common stock of Acquisition Corp1 outstanding shall be converted into one share of common stock of the Surviving Corporation of the Financial Merger and each share of common stock of Acquisition Corp2 outstanding shall be converted into one share of common stock of the Surviving Corporation of the Services Merger. For the purposes of this Agreement, the Share Consideration shall be allocated 2,350,000 APF Shares to the stockholders of CNL Financial (1,175,000 if the Reverse Split occurs prior to the Closing) and 2,350,000 APF Shares to the stockholders of CNL Services (1,175,000 if the Reverse Split occurs prior to the Closing). Subject to the approval of the APF's shareholders of an amendment to its article of incorporation, APF anticipates that prior to the Closing it will effect a one for two reverse stock split (the "Reverse Split") pursuant to which each two
                                 ---------------
shares of APF Common Shares outstanding will be exchanged for one share of APF Common Shares.

       (b) Except for the Reverse Split described in Section 4.1(a), prior to the later to occur of the Effective Times, APF shall not split or combine the APF Common

Shares, or pay a stock dividend or other stock distribution in APF Common Shares, or in rights or securities exchangeable or convertible into or exercisable for APF Common Shares, or otherwise change APF Common Shares into, or exchange APF Common Shares for, any other securities (whether pursuant to or as part of a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation of APF as a result of which APF stockholders receive cash, stock, or other property in exchange for, or in connection with, their APF Common Shares (a "Business Combination") or
                                            ----------------------
otherwise), or make any other dividend or distribution on or of APF Common Shares (other than regular quarterly cash dividends paid on APF Common Shares or any distribution pursuant to APF's dividend reinvestment plan), without the parties hereto having first entered into an amendment to this Agreement pursuant to which the Share Consideration will be adjusted to reflect such split, combination, dividend, distribution, Business Combination, or change.

       (c) At the Effective Times, by virtue of the Merger and without any action by holders thereof, all of the APF Common Shares issued and outstanding immediately prior to the Effective Times shall remain issued and outstanding.

     4.2  Payment of Share Consideration.
          ------------------------------

       (a) At the Closing, upon surrender to APF of the Financial Common Share Certificates by the Principal Stockholders and the Financial Minority Stockholders for cancellation, together with any other required documents, the Principal Stockholders and the Financial Minority Stockholders shall receive an aggregate of 2,350,000 APF Common Shares (1,175,000 if the Reverse Split occurs prior to the Closing), pro rata based on their relative equity interests in CNL Financial as of the Closing Date, representing 100% of the Share Consideration to be issued in the Financial Merger and the Financial Common Share Certificates and so surrendered shall forthwith be canceled.

       (b) At the Closing, upon surrender to APF of the Services Common Share Certificates by the Principal Stockholders and the Services Minority Stockholders for cancellation, together with any other required documents, the Principal Stockholders and the Services Minority Stockholders shall receive an aggregate of 2,350,000 APF Common Shares (1,175,000 if the Reverse Split occurs prior to the Closing), pro rata based on their relative equity interests in CNL Services as of the Closing Date, representing 100% of the Share Consideration to be issued in the Services Merger and Services Common Share Certificates so surrendered shall forthwith be canceled.

     4.3  Fractional APF Common Shares.  No certificates representing fractional
          ----------------------------
APF Common Shares shall be issued upon surrender of any Financial Common Share Certificates or Services Common Share Certificates. Each Principal Stockholder and Minority Stockholder who would otherwise be entitled to fractional APF Common Shares will receive one APF Common Share for each fractional interest representing 50% or more of one APF Common Share. No APF Common Shares will be issued for a fractional interest representing less than 50% of one APF Common Share.

     4.4  Transfer of Merging Entity Common Shares.  Except as provided in
          ----------------------------------------
Section 8.3(a): (a) No transfers of a Merging Entity Common Shares shall be made on the stock transfer books of the Merging Entities after the date of this Agreement, and (b) each Principal Stockholder agrees not to, and agrees to cause any Minority Stockholder not to, transfer any Merging Entity Common Shares after the date of this Agreement and before the Closing Date.

                                   ARTICLE V
                       REPRESENTATIONS AND WARRANTIES OF
                     THE INDIVIDUAL PRINCIPAL STOCKHOLDERS

     Each of the Principal Stockholders, severally, but not jointly, represents and warrants to the Acquiring Entities and APF that the statements contained in this Article V are correct and complete as of the date hereof with respect to itself:

     5.1  Authorization of Transaction. The Principal Stockholder has full power
          ----------------------------
and authority (including full corporate limited liability company power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Principal Stockholder, enforceable in accordance with its terms and conditions. The Principal Stockholder does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws and any applicable "Blue Sky" or state securities laws.

     5.2  Noncontravention. Except as set forth in Section 5.2 of the Disclosure
          ----------------
Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Principal Stockholder is subject or any provision of such Principal Stockholder's articles of incorporation, bylaws or other organizational documents.

     5.3  Investment. The Principal Stockholder (A) understands that the APF
          ----------
Common Shares to be acquired by such Principal Stockholder pursuant to this Agreement have not been registered under the Securities Act, or under any state securities laws, and are being exchanged in reliance upon federal and state exemptions for transactions not involving a public offering, (B) is acquiring the APF Common Shares solely for its own account for investment purposes, and not with a view towards the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning APF, including, without limitation,
(i) the most recent annual report on Form 10-K, (ii) the three most recent quarterly reports on Form 10-Q, (iii) any current reports on Form 8-K since December 31, 1996, in each case as filed by APF under the Securities Exchange Act, and (iv) the most recent annual report to stockholders of APF, and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding APF Common Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding APF Common Shares which have not been registered under the Securities Act.

     5.4  Merging Entity Common Shares. Except as set forth in Section 7.2 of
          ----------------------------
the Disclosure Schedule, the Principal Stockholders hold of record and own beneficially the number of the Merging Entity Common Shares set forth next to its name in Section 7.2 of the Disclosure Schedule, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Except for the agreements set forth in Section 5.4 of the Disclosure Schedule (which, except as otherwise provided on the Disclosure Schedule, will be terminated prior to the execution of this Agreement), the Principal Stockholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Principal Stockholder to sell, transfer, or otherwise dispose of any of the Merging Entity Common Shares (other than pursuant to this Agreement) or is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any of the Merging Entity Common Shares.

                                  ARTICLE VI
         REPRESENTATIONS AND WARRANTIES OF ACQUIRING ENTITIES AND APF

     The Acquiring Entities and APF jointly and severally represent and warrant to the Principal Stockholders and the Merging Entities that the statements contained in this Article VI are correct and complete as of the date hereof:

     6.1  Organization, Qualification and Corporate Power of the Acquiring
          ----------------------------------------------------------------
Entities and APF. Each of the Acquiring Entities and APF is a corporation duly
----------------
organized, validly existing, and in good standing under the laws of the State of Maryland. Except as disclosed in Section 6.1 of Schedule 1 hereto, APF has no other Subsidiaries and does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other security of any other entity or any other investment in any other entity. APF has made available to the Merging Entities correct and complete copies of the Certificate of Incorporation and Bylaws, as currently in effect, of APF and Acquiring Entities (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of APF and the Acquiring Entities have been delivered to the Merging Entities and the Principal Stockholders and are correct and complete in all material respects. Neither of APF or the Acquiring Entities is in default under or in violation of any provision of its Certificate of Incorporation or Bylaws. Each of APF and its Subsidiaries has full corporate power and authority and is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on APF.

     6.2  Capital Stock.   The entire authorized capital stock of APF consists
          -------------
of 125,000,000 shares of common stock, $.01 par value (the "APF Common Shares"),
                                                           -------------------
of which 74,696,927 shares are outstanding as of January 31, 1999. Since January 31, 1999, APF has not issued any shares of capital stock. No APF Common Shares are held in treasury. All of the issued and outstanding APF Common Shares are, and all APF Common Shares issuable under any stock option plans of APF will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable. Except for 61,000,000 APF Common Shares (30,500,000 if the Reverse Split occurs prior to the Closing) which may be issued in connection with APF's acquisition of CNL Income Funds I through XVIII (assuming APF's stockholders approve its Second Amended and Restated Articles of Incorporation), and the 7,600,000 APF Common Shares (3,800,000 if the Reverse Split occurs prior to the Closing) which may be issued in connection with APF's acquisition of CNL Fund Advisors, Inc., there are outstanding on the date hereof no options, warrants, calls, rights, commitments or any other agreements of any character to which APF is a party or by which it may be bound, requiring it to issue, transfer, sell, purchase, register, redeem, or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for or acquire any shares of its capital stock.

     6.3  Authorization for Common Stock.   The Share Consideration will, when
          ------------------------------
issued, be duly authorized, validly issued, fully paid and nonassessable, and no stockholder of APF will have any preemptive right or similar rights of subscription or purchase in respect thereof. The Share Consideration will, subject to the accuracy of the Principal Stockholders' representations contained in Section 5.3 hereof, be exempt from registration under the Securities Act and will be registered or exempt from registration under all applicable state securities laws.

     6.4  Authorization of Transaction. Each of the Acquiring Entities and APF
          ----------------------------
has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its respective obligations hereunder. The execution, delivery and performance by APF and the Acquiring Entities of this Agreement have been duly and validly authorized by the boards of directors of APF and the Acquiring Entities. This Agreement constitutes the valid and legally binding obligation of each of the Acquiring Entities and APF, enforceable in accordance with its terms and conditions. Neither of APF or the Acquiring Entities is required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws, the Hart Scott Rodino Act, if applicable, and any applicable "Blue Sky" or state securities laws.

     6.5  SEC Filings.  All of the reports and filings with the SEC referred to
          -----------
in 5.3 above were true and accurate as of their respective dates of filing, and none failed to contain information necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. None of the information supplied or to be supplied by APF or the Acquiring Entities for inclusion or incorporation by reference in (i) the S-4 to be filed by APF with SEC in connection with the Mergers will, at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the proxy statement sent by APF to its shareholders pertaining to the Mergers will, at the date mailed to shareholders and at the times of the meeting of shareholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Times any event with respect to APF, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to, the S-4 or the proxy statement, APF shall promptly so advise the Merging Entities and such event shall be so described, and such amendment or supplement (which the Merging Entities shall have a reasonable opportunity to review) shall be promptly filed with SEC. The S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

     6.6  Consents and Noncontravention. Except for filings, permits,
          -----------------------------
authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Securities Exchange Act, state securities or blue sky laws, the Hart Scott Rodino Act, if applicable, and the filing and recordation of the certificate of merger, no filing with or notice to, and no permit, authorization, consent or approval of, any governmental entity is necessary for the execution and delivery by APF or the Acquiring Entities of this Agreement or the consummation by APF or the Acquiring Entities of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on APF. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (I) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either of the Acquiring Entities or APF is subject or any provision of any of their certificates of incorporation or by-laws, or (ii) result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which either of APF or the Acquiring Entities is a party or to which any of their respective assets is subject (or result in the imposition of any Security Interest upon any of their assets).

     6.7  No Undisclosed Liabilities; Absence of Changes.  Except as and to the
          ----------------------------------------------
extent publicly disclosed by APF in its reports filed with the SEC or disclosed in Schedule 1, the financial statements of APF and its consolidated subsidiaries (including the notes thereto) contained therein and the consolidated balance sheet of APF and its consolidated Subsidiaries as of December 31, 1998, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of APF as of such date and the results of operations of APF for such periods, and are consistent with the books and records of APF (which books and records are correct in all material respects). As of December 31, 1998, none of APF or its Subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which are not fully reflected in, reserved against or otherwise described in the consolidated balance sheet of APF and its consolidated Subsidiaries (including the notes thereto) as of such date or which could reasonably be expected to have a Material Adverse Effect on APF. Except as publicly disclosed by APF in any reports filed by it with SEC Reports, since December 31, 1998, (i) the business of APF and its Subsidiaries has been carried on only in the ordinary and usual course, (ii) none of APF or its Subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due or asserted or unasserted, which could reasonably be expected to have a Material Adverse Effect on APF, and
(iii) there have been no events, changes or effects with respect to APF or its Subsidiaries Known to APF having or which could reasonably be expected to have, a Material Adverse Effect on APF.

     6.8  Litigation.  Except as publicly disclosed by APF in its reports to the
          ----------
SEC or on Schedule 1, there is no instance in which APF, its Subsidiaries, or either of the Acquiring Entities Entity (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to or, to the Knowledge of APF or the Acquiring Entities, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in Schedule 1 could (a) result in any Material Adverse Effect on APF or (b)questions the validity of this Agreement or any action to be taken by APF in connection with the transactions contemplated hereby or could otherwise prevent of delay the consummation of the transactions contemplated by this Agreement. Neither APF nor the Acquiring Entities have any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against APF or either Acquiring Entity.

     6.9  Compliance with Applicable Law.  Except as publicly disclosed by APF
          ------------------------------
in its reports to the SEC, APF and its Subsidiaries have complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), the violation of which could cause a Material Adverse Effect to APF or its Subsidiaries, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it or any of its Subsidiaries alleging any failure to so comply. Without limiting the generality of the preceding sentence, APF and each of its Subsidiaries has obtained and been in compliance with all of the terms and conditions of all permits, licenses and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health and Safety Laws and in any other applicable laws. None of the assets of APF or its Subsidiaries has been or is in violation of or liable under any Environmental, Health and Safety Law, or any other applicable law, which if a violation exists or existed, would have a Material Adverse Effect on APF.

     6.10  Tax Matters.  Except as disclosed in writing to the Merging Entities:
           -----------

       (a) APF and its Subsidiaries have timely filed, or been included in, all material federal, state, local and foreign Tax Returns to be filed by them. All such Tax Returns were correct and complete in all respects.

       (b) Except to the extent adequately reserved for in accordance with GAAP, all income and franchise Taxes and material other Taxes due and payable by APF and any of its Subsidiaries have been timely paid in full. The consolidated financial statements contained in the most recent report filed by APF with SEC reflect an adequate reserve for all Taxes payable by APF and any of its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements.

       (c) No material deficiencies for any Taxes have been proposed, asserted or assessed in writing against APF or any of its Subsidiaries that have not been fully paid or adequately provided for in the appropriate financial statements of APF and its Subsidiaries. No material issues relating to Taxes have been raised in writing by any governmental authority during any presently pending audit or examination.

       (d) None of APF or any of its Subsidiaries has taken or agreed to take any action that would prevent or impede the Merger from qualifying as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     6.11  Brokers' Fees. Except for the fees and expenses paid to Merrill Lynch
           -------------
& Co. with respect to the delivery of the Fairness Opinion to the APF Special Committee and except for fees and expenses paid to Salomon Smith Barney with respect to advisory services provided to the APF Special Committee, neither Acquisition Corp. nor APF has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     6.12  SEC Reporting Compliance.  APF is in compliance in all material
           ------------------------
respects with its obligation under the Securities Exchange Act to publicly disclose material information in a timely fashion. All SEC reports and filings referenced in 5.3 above are complete and accurate and do not omit information necessary to make the information contained therein not misleading.

     6.13   Disclosure.   The representations and warranties contained in this
            ----------
Article VI do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article VI not misleading.

                                  ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES CONCERNING THE
                               MERGING ENTITIES


     The Principal Stockholders and the Merging Entities represent and warrant to the Acquiring Entities and APF that the statements contained in this Article VII are correct and complete as of the date hereof, except as set forth in the disclosure schedule delivered by the Principal Stockholders and the Merging Entities to the Acquiring Entities and APF in accordance with the provisions of
Section 8.11 (the "Disclosure Schedule"). The mere listing (or inclusion of a
                  ---------------------
copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article VII.

     7.1  Organization, Qualification, and Corporate Power.  Each of the Merging
          ------------------------------------------------
Entities is a corporation duly organized, validly existing, and in good standing under the laws of Florida. Each of the Merging Entities is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to so qualify or obtain authorization would not have a Material Adverse Effect on the applicable Merging Entity. Each of the Merging Entities has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it except where the failure to be so licensed, permitted or authorized would not have a Material Adverse Effect on the Merging Entities as a whole. Section 7.1(b) of the Disclosure Schedule lists the directors and officers of each of the Merging Entities. The Principal Stockholders have delivered to the Acquiring Entities and APF correct and complete copies of the articles of incorporation and by-laws of each of the Merging Entities (as amended to date). APF and the Acquiring Entities have been given access to the minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of the Merging Entities and all such records are correct and complete in all material respects.
Neither of the Merging Entities is in default under or in violation of any provision of its articles of incorporation or by-laws.

     7.2 Capitalization.
         ---------------

       (a) The entire authorized capital stock of CNL Financial (the "Financial
                                                                     ----------
Common Shares") consists of (i) 10,000 shares of Class A common stock, $1.00 par
--------------
value, of which 200 shares are issued and outstanding, and (ii) 5,000 shares of the Class B common stock, $1.00 par value, of which 501 shares are issued and outstanding. No Financial Common Shares are held in treasury. All of the issued and outstanding Financial Common Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the respective Principal Stockholders as set forth in Section 7.2 of the Disclosure Schedule. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require CNL Financial to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to CNL Financial. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the Financial Common Shares.

       (b) The entire authorized capital stock of CNL Services (the "Services
                                                                    ---------
Common Shares") consists of (i) 10,000 shares of common stock, $1.00 par value,
--------------
of which 2,000 shares are issued and outstanding, and (ii) 5,000 shares of the Class B common stock, $1.00 par value, of which 724 shares are issued and outstanding. No Services Common Shares are held in treasury. All of the issued and outstanding Services Common Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the respective Principal Stockholders as set forth in Section 7.2 of the Disclosure Schedule. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require CNL Services to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to CNL Services. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the Services Common Shares.

     7.3  Authorization of Transaction. Each of the Merging Entities has full
          ----------------------------
power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Merging Entities, enforceable in accordance with its terms and conditions. Neither of the Merging Entities is required give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except in connection with federal securities laws, the Hart Scott Rodino Act, if applicable, and any applicable "Blue Sky" or state securities laws.

     7.4  Noncontravention. Neither the execution and the delivery of this
          ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either of the Merging Entities is subject or any provision of the articles of incorporation or bylaws of either of the Merging Entities or (ii) result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which either of the Merging Entities is a party or by which either is bound or to which any of either of their assets is subject (or result in the imposition of any Security Interest upon any of their assets).

     7.5  Title to Assets.  Each of the Merging Entities has good title to, or a
          ---------------
valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on its Most Recent Balance Sheet or acquired after the date thereof, including the Securitization Interests to the extent reflected on the Most Recent Balance Sheet, free and clear of all Security Interests other than Permitted Liens, except for properties and assets disposed of in the Ordinary Course of Business since the date of its Most Recent Balance Sheet.

     7.6  Subsidiaries. CNL Services does not have any Subsidiaries, operating
          ------------
or otherwise. Section 7.6 of the Disclosure Schedule lists all the Subsidiaries of CNL Financial.

     7.7  Financial Statements. Each of the Merging Entities has delivered to
          --------------------
APF and the Acquiring Entities its (i) audited balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended June 30, 1997 and June 30, 1998 (the "Most Recent Fiscal Year End")
                                                 -----------------------------
and (ii) unaudited balance sheets and statements of income (such entity's "Most
                                                                          -----
Recent Financial Statements") as of and for the six months ended December 31,
----------------------------
1998 (the "Most Recent Fiscal Month End") (the financial statements described in
          ------------------------------
clauses (i) and (ii), collectively, such entity's "Financial Statements").  Each
                                                  ----------------------
of the Merging Entities' Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except that the Most Recent Financial Statements if not audited do not have footnotes and normal year-end adjustments), present fairly the financial condition of such Merging Entity as of such dates and the results of operations of such Merging Entity for such periods, and are consistent with the books and records of such Merging Entity (which books and records are correct and complete in all material respects).

     7.8  Events Subsequent to Most Recent Fiscal Year End. Since the Most
          ------------------------------------------------
Recent Fiscal Year End, nothing has had a Material Adverse Effect as to either of the Merging Entities. Without limiting the generality of the foregoing, since that date, except as set forth in the appropriately lettered paragraph of
Section 7.8 of the Disclosure Schedule:

       (a) neither of the Merging Entities has sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

       (b) neither of the Merging Entities has entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $60,000 ($300,000 in the aggregate) and is outside the Ordinary Course of Business;

       (c) no Merging Entity has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) outside the Ordinary Course of Business to which it is a party or by which it is bound;

       (d) neither of the Merging Entities has imposed any Security Interest upon any of its assets, tangible or intangible except in the Ordinary Course of Business;

       (e) neither of the Merging Entities has made any capital expenditure (or series of related capital expenditures) either involving more than $60,000 ($300,000 in the aggregate) and is outside the Ordinary Course of Business;

       (f) neither of the Merging Entities has made any capital investment in, or any acquisition of the securities or assets of, any other Person (or series of related capital investments and acquisitions);

       (g) neither of the Merging Entities has issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation except in the Ordinary Course of Business;

       (h) neither of the Merging Entities has delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

       (i) neither of the Merging Entities has cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) outside the Ordinary Course of Business;

       (j) neither of the Merging Entities has granted any license or sublicense of any rights under or with respect to any Intellectual Property;

       (k) there has been no change made or authorized in the articles of incorporation or by-laws of either of the Merging Entities;

       (l) neither of the Merging Entities has issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

       (m) neither of the Merging Entities has declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock outside the Ordinary Course of Business except to reduce to zero each Merging Entities' accumulated and current earnings and profits;

       (n) neither of the Merging Entities has experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

       (o) neither of the Merging Entities has made any loan to, or entered into any other transaction with, any of its directors, officers, or employees outside the Ordinary Course of Business;

       (p) neither of the Merging Entities has entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

       (q) neither of the Merging Entities has granted any increase in the base compensation of any of its directors, officers, or employees except for customary year-end and/or promotional increases in the Ordinary Course of Business or unless the respective special committees of directors of the Merging Entities agreed therewith;

       (r) neither of the Merging Entities has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, or employees (or taken any such action with respect to any other Employee Benefit
Plan);

       (s) neither of the Merging Entities has made any other change in employment terms for any of its directors, officers, or employees outside the Ordinary Course of Business or in the terms of its agreements with any independent contractors;

       (t) neither of the Merging Entities has made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

       (u) to the Knowledge of the Principal Stockholders and the Merging Entities, there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving either of the Merging Entities; and

       (v) to the Knowledge of the Principal Stockholders and the Merging Entities, neither of the Merging Entities is under any legal obligation, whether written or oral, to do any of the foregoing.

     7.9  Undisclosed Liabilities.  Neither of the Merging Entities has any
          -----------------------
Liability (and, to the Knowledge of the Principal Stockholders and the Merging Entities, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any Liability), except for
(i) Liabilities set forth on the face of the applicable Merging Entity's Most Recent Balance Sheet (rather than in any notes thereto) and (ii) Liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law) and are not in the aggregate material.

     7.10  Legal Compliance.  Each of the Merging Entities has complied in all
           ----------------
material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder), the violation of which could cause a Material Adverse Effect to the Merging Entities, of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply.

     7.11  Tax Matters.
           -----------

       (a) Each of the Merging Entities has filed all Tax Returns that it was required to file, including, without limitation, any Tax Returns required to be filed with any state. All such Tax Returns were correct and complete in all respects. All Taxes of the Merging Entities (due as shown on any filed Tax Return) have been paid. Neither of the Merging Entities currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where either of the Merging Entities does not file Tax Returns that such Merging Entity is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of either of the Merging Entities that arose in connection with any failure (or alleged failure) to pay any Tax.

       (b) Each of the Merging Entities has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

       (c) No Principal Stockholder expects any authority to assess any additional Taxes against either Merging Entity for any period for which the applicable Merging Entity has filed Tax Return. There is no dispute or claim concerning any Tax Liability of either of the Merging Entities either (A) claimed or raised by any authority in writing or (B) as to which any of the Principal Stockholders has Knowledge. Section 7.11(c) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to each of the Merging Entities for taxable periods ended on or after June 30, 1995, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Principal Stockholders have delivered to the Acquiring Entities and APF correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by each of the Merging Entities since June 30, 1995.

       (d) Neither of the Merging Entities has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

       (e) Neither of the Merging Entities has filed a consent under Code
(S)341(f) concerning collapsible corporations or made a "safe harbor lease" subject to former Section 168(f)(8) of the Code. Neither of the Merging Entities has made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code (S)280G. Each of the Merging Entities has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code (S)6662. Neither of the Merging Entities is a party to any Tax allocation or sharing agreement. Neither of the Merging Entities (A) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the applicable Merging Entity) or (B) has any Liability for the Taxes of any Person (other than the applicable Merging Entity) under Treas. Reg. (S)1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     7.12  Real Property.
           -------------

     Section 7.12(a) of the Disclosure Schedule lists and describes briefly all real property owned, leased or subleased by each of the Merging Entities, including other real estate owned. Section 7.12(b) of the Disclosure Schedule lists all leases and subleases to which each of the Merging Entities is a party, and the Principal Stockholders have or will have delivered to the Acquiring Entities and APF correct and complete copies of all such leases and subleases (as amended to date). With respect to each lease and sublease listed in Section 7.12(b) of the Disclosure Schedule:

       (a) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect;

       (b) no consent is required with respect to the lease or sublease as a result of this Agreement, and the actions contemplated by this Agreement will not result in the change of any terms of the lease or sublease or otherwise affect the ongoing validity of the lease or sublease;

       (c) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

       (d) no party to the lease or sublease has repudiated any provision thereof;

       (e) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

       (f) the applicable Merging Entity has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

       (g) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required by the applicable Merging Entity in connection with the operation thereof and have been operated and maintained by the applicable Merging Entity in accordance with applicable laws, rules, and regulations, except where the failure to do so would not have a Material Adverse Effect on such Merging Entity; and

       (h) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities.

     7.13  Intellectual Property.
           ---------------------

       (a) Each of the Merging Entities owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property used in the operation of the businesses of such Merging Entity as presently conducted. Except as may be the result or effect of certain employees not continuing their employment with either of the Merging Entities post-Closing, each item of Intellectual Property owned or used by such Merging Entity immediately prior to the Closing hereunder will be owned or available for use by such Merging Entity on identical terms and conditions immediately subsequent to the Closing
hereunder.   Each of the Merging Entities has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

       (b) Neither of the Merging Entities has Knowingly interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the Principal Stockholders nor the directors or officers (or employees with responsibility for Intellectual Property matters) of either of the Merging Entities has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that either of the Merging Entities must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Merging Entities and the Principal Stockholders, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of either of the Merging Entities.

       (c) Neither of the Merging Entities has a patent or registration which has been issued to such Merging Entity with respect to any of its Intellectual Property.

       (d) Section 7.13(d) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that either of the Merging Entities uses pursuant to license, sublicense, agreement, or permission. The Principal Stockholders have or will have delivered to the Acquiring Entities and APF correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date).

       (e) To the Knowledge of the Principal Stockholders and the Merging Entities, nothing will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of the business of either of the Merging Entities as presently conducted.

     7.14  Tangible Assets.  Each of the Merging Entities owns or leases all
           ---------------
buildings, machinery, equipment, and other tangible assets used in the conduct of its business as presently conducted. Each such tangible asset is free from all material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used. The Most Recent Balance Sheet of each Merging Entity sets forth all of the assets, in the opinion of the Merging Entities, necessary to conduct such Merging Entity's business as it is currently being conducted.

     7.15  Contracts.  Section 7.15 of the Disclosure Schedule lists all of the
           ---------
following types of contracts and other agreements to which either Merging Entity is a party:

       (a) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $50,000 per annum;

       (b) any partnership or joint venture agreement;

       (c) any agreement (or group of related agreements) under which such Merging Entity has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

       (d) any agreement concerning noncompetition;

       (e) any agreement with any of the Principal Stockholders and their Affiliates (other than such Merging Entity);

       (f) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of such Merging Entity's current or former directors, officers, or employees;

       (g) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $50,000 or providing severance benefits;

       (h) any agreement under which such Merging Entity has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business; or

       (i) any agreement under which the consequences of a default or termination could have a Material Adverse Effect.

The Principal Stockholders and the Merging Entities have or will have delivered to the Acquiring Entities and APF a correct and complete copy of each written agreement listed in Section 7.15 of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 7.15 of the Disclosure Schedule. With respect to each agreement set forth in Section 7.15 of the Disclosure Schedule: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect;
(B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no Merging Entity is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has given notice to either of the Merging Entities that it has repudiated any provision of the agreement.

     7.16  Notes and Accounts Receivable. All notes and accounts receivable of
           -----------------------------
each Merging Entity, other than loans which are the subject of Section 7.24 below, are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, and are current and, to the Knowledge of the Merging Entities and the Principal Stockholders, collectible in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of its Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of such Merging Entity.

     7.17  Powers of Attorney. There are no outstanding powers of attorney
           ------------------
executed on behalf of either Merging Entity.

     7.18  Insurance. Section 7.18 of the Disclosure Schedule sets forth the
           ---------
following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements to the extent applicable) to which either Merging Entity has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past three years: (i) the name, address, and telephone number of the agent; (ii) the name of the insurer and the name of the insured; and (iii) the period of coverage. With respect to each such insurance policy which has not been cancelled, to the Knowledge of the Principal Stockholders and the applicable Merging Entity: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the applicable Merging Entity nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof.

     7.19  Litigation.  Section 7.19 of the Disclosure Schedule sets forth each
           ----------
instance in which either Merging Entity (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to or, to the Knowledge of the Merging Entities or Principal Stockholders, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in Section 7.19 of the Disclosure Schedule could result in any Material Adverse Effect on the Merging Entity subject, party or threatened to be made a party thereto. None of the Principal Stockholders or any Merging Entity has any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against either Merging Entity.

     7.20  Employees.  To the Knowledge of the Principal Stockholders and each
           ---------
Merging Entity, no executive, key employee, or group of employees currently has any plans to terminate employment with either Merging Entity as a result of this Agreement. Neither Merging Entity has committed any unfair labor practice. Neither the Principal Stockholders nor either Merging Entity has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of either Merging Entity. The Disclosure Schedule sets forth the names of all employees necessary in order to conduct each Merging Entity's business as it is currently being conducted.

     7.21  Employee Benefits.
           -----------------

       (a) Section 7.21 of the Disclosure Schedule lists each Employee Benefit Plan that each Merging Entity maintains or to which either Merging Entity contributes.

       (b) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code, and other applicable laws.

       (c) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title 1 of ERISA and of Code
(S)4980B have been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

       (d) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the applicable Merging Entity. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

       (e) Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code (S)401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

       (f) The market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan), subject to Title IV of ERISA, equals or exceeds the present value of all vested and nonvested Liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

       (g) The Principal Stockholders have made available to the Acquiring Entities and APF correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

       (h) With respect to each Employee Benefit Plan that either Merging Entity maintains or ever has maintained or to which it contributes, ever has contributed, or ever has been required to contribute:

          (i) No such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan), subject to Title IV of ERISA, has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or threatened.

          (ii) There have been no Prohibited Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or threatened. None of the

     Principal Stockholders has any Knowledge of any Basis for any such action, suit, proceeding, hearing, or investigation.

          (iii) Neither Merging Entity has incurred, and none of the Principal Stockholders or the directors and officers (and employees with responsibility for employee benefits matters) of either Merging Entity has any reason to expect that either Merging Entity will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

       (i) Neither Merging Entity contributes to, has ever contributed to, or has ever been required to contribute to any Multiemployer Plan or has ever had any Liability (including withdrawal Liability) under any Multiemployer Plan.

       (j) Neither Merging Entity maintains or contributes, has ever maintained or contributed, or has ever been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code (S)4980B).

     7.22  Guaranties.  Neither Merging Entity is a guarantor and neither is
           ----------
otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

     7.23  Environment, Health, and Safety. To the Knowledge of the Merging
           -------------------------------
Entities and the Principal Stockholders, each of the Properties serving as collateral for loans made by either of the Merging Entities (the "Collateral
                                                                 -----------
Properties") is in compliance with the environment, health and safety provisions
-----------
of the respective Warehouse Facilities. Except for such Collateral Properties, the following statements apply to the Properties of the Merging Entities:

       (a) Each Merging Entity has complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against either Merging Entity or any of the Properties alleging any failure so to comply. Without limiting the generality of the preceding sentence, each Merging Entity has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

       (b) None of the Properties has been or is in violation of or liable under any Environmental, Health, and Safety Law, which if a violation exists or existed, would have a Material Adverse Effect on the Merging Entities.

     7.24  Loans and Loan Portfolio
           ------------------------

       (a) To the extent that either Merging Entity has provided servicing with respect to any loan, such Merging Entity has serviced the loan in all material respects in accordance with all applicable federal, state and local laws.

       (b) Each loan originated by either Merging Entity and outstanding on the books of either Merging Entity is in all respects what it purports to be, was made in the Ordinary Course of Business, was not Known to be uncollectible at the time it was made, and complies with, or is exempt from, applicable state and federal laws, regulations and other requirements pertaining to usury and any and all other requirements of any federal, state, or local law concerning commercial mortgage lending applicable to such loan, have been complied with in all material respects. Except as disclosed in Section 7.24(b) of the Disclosure
Schedule:

          (i) no material error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to any loan has occurred on the part of either Merging Entity or any of their employees or agents or, to the Knowledge of the Merging Entities and the Principal Stockholders, any other person, including, without limitation, the borrower, any appraiser, any builder or developer or other party involved in the origination of the loan;

          (ii) each loan originated by either Merging Entity since inception and each loan reflected as an asset on the balance sheet of either Merging Entity is the legal, valid and binding obligation of the obligor and any guarantor, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditor's rights and to general equity principles, and, to the Knowledge of the Merging Entities and the Principal Stockholders, subject to no defense, offset, counterclaim or right of recission;

          (iii) no purchaser of any loan originated by either Merging Entity has any currently exercisable right to require either Merging Entity to repurchase such loan or to indemnify the purchaser with respect to losses incurred in connection with such loan, except that the loan documentation for various franchise loan facilities and the purchase agreements relative to the sale of the relevant loans have various provisions requiring repurchase of loans or pay down of facility outstanding balances under limited conditions where representations and warranties by the seller of the loan are incorrect and material; nevertheless no claim for repurchase or indemnification has been made or, to the Knowledge of the Merging Entities and the Principal Stockholders, threatened or implied, by any purchaser; and

          (iv) neither Merging Entity is a party to any agreement whereby any purchaser of loans from either Merging Entity has recourse to either Merging Entity in the event of nonpayment by the borrower of any amounts due under such loan.

     Section 7.24(b) of the Disclosure Schedule specifically identifies each loan with respect to which exception is made and the circumstances surrounding each exception; each of the foregoing representations and warranties shall remain in full force and effect with respect to each loan except to the extent of the specific exceptions set forth in Section 7.24(b) of the Disclosure Schedule. The records of each Merging Entity regarding all loans outstanding on its books are accurate in all material respects. For purposes of this agreement, "loans originated by either Merging Entity" shall include, without limitation, all loans closed in the name of or on behalf of either Merging Entity.

       (c) Section 7.24(c) of the Disclosure Schedule sets forth all loans owned by either Merging Entity with respect to which foreclosure proceedings have been commenced or that are 60 days or more past due.

       (d) Section 7.24(d) of the Disclosure Schedule sets forth each loan commitment which has been made by either Merging Entity and is outstanding by either Merging Entity on the Closing Date ("Pipeline Loan"). Each Merging Entity will have used reasonable efforts prior to the Closing Date to ensure that each Pipeline Loan will be in all respects what it purports to be, will have been processed by the applicable Merging Entity in the Ordinary Course of Business and will comply with, or be exempt from, applicable state and federal laws, regulations and other requirements pertaining to usury and any and all other requirements of any federal, state, or local law concerning commercial mortgage lending applicable to such loan. Each Merging Entity will have used reasonable efforts prior to the Closing Date to ensure that no material error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to any Pipeline Loan has occurred on the part of such Merging Entity or any of its employees or agents or any other person, including, without limitation, the borrower, any appraiser, any builder or developer or other party involved in the origination of any Pipeline Loan, provided, that, except as otherwise provided herein, neither Merging Entity shall be responsible for any such error, omission, misrepresentation, negligence, fraud or similar occurrence occurring after the Closing Date.

     7.25  Disclosure. The representations and warranties contained in this
           ----------
Article VII do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article VII not misleading.

                                 ARTICLE VIII
                             PRE-CLOSING COVENANTS


     The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     8.1  General. Each of the Parties will use its reasonable best efforts to
          -------
take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article X below).

     8.2  Notices and Consents. The Principal Stockholders and the Merging
          --------------------
Entities shall give any notices to third parties and diligently pursue any third-party from whom consents are required as referred to in Section 5.1, 5.2,
7.3 and 7.4 above and the related sections of the Disclosure Schedule. Each of the Parties shall give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 5.1, Section 6.4, and Section 7.3 above.

     8.3  Maintenance of Business; Prohibited Acts.  During  the period from the
          ----------------------------------------
date of this Agreement to the Effective Time, the Principal Stockholders will not, and will not cause either of the Merging Entities to, take any action that adversely affects the ability of either of the Merging Entities (i) to pursue its business in the ordinary course, (ii) to seek to preserve intact its current business organizations, (iii) to keep available the services of its current officers and employees, and (iv) preserve its relationships with customers, suppliers, and others having business dealings with it; and the Principal Stockholders will not allow either of the Merging Entities to, without APF's prior written consent:

       (a) issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, delivery, sale, disposition or pledge or other encumbrance of (i) any additional shares of its capital stock of any class (including the Merging Entity Common Shares), or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of its capital stock or any other securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock, or (ii) any other securities in respect of, in lieu of or in substitution for the Merging Entity Common Shares outstanding on the date hereof; provided, however, the restrictions on transfer of the Merging Entity
        --------  -------
Common Shares contained in this Section 8.3(a) shall not apply to (x) transfers by James M. Seneff, Jr. or CNL Group to certain officers and employees of the Merging Entities and their Affiliates so long as the total number of Merging Entity Common Shares transferred does not exceed 1,000 and each such transferee executes and delivers to APF the representation letter attached hereto as Exhibit A, and (y) transfers by any individual Principal Stockholders and the Minority Stockholders to their spouses, children or other family members or to trusts for the benefit of any of such persons, provided that the total number of Merging Entity Common Shares so transferred does not exceed 1,000;

       (b) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding securities (including the Merging Entity Common Shares);

       (c) split, combine, subdivide or reclassify any shares of its capital stock or otherwise make any payments to the Principal Stockholders in their capacities as stockholders of the applicable Merging Entity; provided, however,
                                                             --------  -------
that nothing shall prohibit: (i) the payment of any ordinary distribution or dividend in respect of its capital stock at such times and in such manner and amount as may be consistent with the applicable Merging Entity's past practice (which in any event shall include any and all compensation paid or payable or expenses reimbursed or reimbursable for the period from June 30, 1998 through the applicable Effective Time, to the extent not otherwise paid or distributed to the Principal Stockholders), (ii) the payment of any dividend as shall be required to be paid by the applicable Merging Entity in order to permit Arthur Andersen & Co. LLP or McDirmit, Davis, Lauteria, Puckett & Company to issue the letter required by Section 10.2(c), (iii) any distribution of property necessary for the representation and warranty set forth in Section 7.11 to be true and correct, or (iv) distributions to reduce to zero either Merging Entities' accumulated and current earnings and profits;

       (d) (i) grant any increases in the compensation of any of its directors, officers or executives (except as approved by the APF Special Committee) or grant any increases in compensation to any of its employees outside the Ordinary Course of Business (except as approved by the APF Special Committee), (ii) pay or agree to pay any pension retirement allowance or other employee benefit not required or contemplated by any Employee Benefit Plan as in effect on the date hereof to any such director, officer or employee, whether, past or present,
(iii) enter into any new or amend any existing employment or severance agreement with any such director, officer or employee, except as approved by APF in its sole discretion, (iv) pay or agree to pay any bonus to any director, officer or employee (whether in the form of cash, capital stock or otherwise) except as approved by the respective special committees of the Merging Entities or except as it relates to normal year-end bonuses and stock transfers disclosed in
Section 8.3(d) of the Disclosure Schedule, or (v) except as may be required to comply with applicable law, amend any existing, or become obligated under any new Employee Benefit Plan, except in the case of (i) through (v) inclusive, under and pursuant to the employment agreements referred to in Section 10.1(d), provided that approval of the APF Special Committee shall not be required to make any payment described above from either Merging Entities' accumulated and current earnings and profits where no obligation is created that extends beyond the Closing;

       (e) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the applicable Merger);

       (f) make any acquisition, by means of merger, consolidation or otherwise, of any direct or indirect ownership interest in or assets comprising any business enterprise or operation;

       (g) adopt any amendments to its articles of incorporation or by-laws;

       (h) except in the Ordinary Course of Business, incur any indebtedness for borrowed money or guarantee such indebtedness or agree to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any other person or make any loans, advances or capital contributions to, or investments in, any other corporation, any partnership or other legal entity or to any other persons, except for bank deposits and other investments in marketable securities and cash equivalents made in the Ordinary Course of Business;

       (i) except as set forth in Section 8.3(i) of the Disclosure Schedule, engage in the conduct of any business the nature of which is materially different from the business in which such Merging Entity is currently engaged;

       (j) enter into any agreement providing for acceleration of payment or performance or other consequence as a result of a change of control of such Merging Entity except under the employment agreements referred to in Section 10.1(d);

       (k) except for workouts of loans in the Ordinary Course of Business, forgive any indebtedness owed to such Merging Entity or convert or contribute by way of capital contribution any such indebtedness owed;

       (l) authorize or enter into any agreement providing for management services to be provided by such Merging Entity to any third party or an increase in management fees paid by any third party under existing management agreements;

       (m) except for securitizations done in the Ordinary Course of Business, mortgage, pledge, encumber, sell, lease or transfer any material assets of such Merging Entity except with the prior written consent of APF or as contemplated by this Agreement;

       (n) authorize or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

       (o) perform any act or omit to take any action that would make any of the representations made above inaccurate or materially misleading as of the applicable Effective Time.

     8.4  Full Access. Each Merging Entity shall permit representatives of APF
          -----------
and the Acquiring Entities and APF shall permit the Merging Entities and the Principal Stockholders to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Party providing access to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to such Party.

     8.5  Notice of Developments. Each Party shall give the other Parties prompt
          ----------------------
written notice of any material adverse development causing a breach of any of the representations and warranties above of which any of them obtains Knowledge. Each

Party will give prompt written notice to the others of any Material Adverse Effect of which it becomes aware related to such Party. No disclosure by any Party pursuant to this Section 8.5, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, unless otherwise agreed to by the non-disclosing Parties.

     8.6  Tax Matters.  Each of the Principal Stockholders, each Merging Entity
          -----------
and APF agrees to report the Mergers on all Tax Returns and, if applicable, other filings as reorganizations under Section 368(a)(1)(A) of the Code to the extent permitted by law.

     8.7  Reorganizations.  From and after the date hereof and prior to the
          ---------------
Effective Times, except for the transactions contemplated or permitted herein, none of the Merging Entities, the Principal Stockholders or APF shall Knowingly take any action that would be inconsistent with the representations and warranties made by it herein, including, but not limited to, knowingly taking any action, or Knowingly failing to take any action, that is Known to cause disqualification of the Mergers as a reorganizations within the meaning of
Section 368(a)(1)(A) of the Code. Furthermore, from and after the date hereof and prior to the Effective Times, except for the transactions contemplated or permitted herein, each of APF, the Principal Stockholders and the Merging Entities shall use reasonable commercial efforts to conduct its business and file Tax Returns in a manner that would not Knowing jeopardize the qualification of APF after the Effective Times as a real estate investment trust as defined within Section 856 of the Code.

     8.8  Merging Entity Stockholder Approval.  Each of the Principal
          -----------------------------------
Stockholders hereby agrees to vote, at the Merging Entities' stockholders meetings, the applicable Merging Entity Common Shares owned by such Principal Stockholder in favor of the Agreement and the transactions contemplated hereby.

     8.9  State Takeover Statutes.  APF and its Board of Directors and the
          -----------------------
Merging Entities and the Principal Stockholders shall (i) take all action necessary so that no "fair price," "business combination," "moratorium," "control share acquisition" or any other anti-takeover statute or similar statute enacted under state or federal laws of the United States or similar statute or regulation, including without limitation, the control share acquisition provisions of Section 3-701 et seq. of the Maryland GCL and the
                                        -- ---
business combination provisions of Section 3-601 et seq. of the Maryland GCL
                                                 -- ---
(each, a "Takeover Statute"), is or becomes applicable to the Mergers, this
          ----------------
Agreement or any of the other transactions contemplated by this Agreement and
(ii) if any Takeover Statute becomes applicable to either of the Mergers, this Agreement or any other transaction contemplated by this Agreement, take all action necessary to minimize the effect of such Takeover Statute on the Mergers and the other transactions contemplated by this Agreement.

     8.10  Exclusivity. None of the Principal Stockholders or the Merging
           -----------
Entities shall (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities or any substantial portion of the assets of either Merging Entity other than securitizations in the

Ordinary Course of Business (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. None of the Principal Stockholders shall vote their Merging Entity Common Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Principal Stockholders and the Merging Entities shall notify APF immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

     8.11  Delivery and Approval of Disclosure Schedule and Schedule 1. Within
           -----------------------------------------------------------
fifteen (15) Business Days after the date of this Agreement the Principal Stockholders and the Merging Entities shall deliver to APF and the Acquiring Entities the Disclosure Schedule and APF and the Acquiring Entities shall deliver to the Principal Stockholders and the Merging Entities Schedule 1. Within fifteen (15) Business Days after APF receives the Disclosure Schedule it shall give the Principal Stockholders notice either that the disclosures in the Disclosure Schedule are, as to substance, satisfactory to APF, in its sole and absolute discretion, or that they are not satisfactory and that APF terminates this Merger Agreement pursuant to Section 11.2. Likewise, within fifteen (15) Business Days after the Principal Stockholders receive Schedule 1, the Principal Stockholders shall give APF notice either that the disclosures in Schedule 1 are, as to substance, satisfactory to them, in their sole and absolute discretion, or that they are not satisfactory and that such Principal Stockholders terminate the Merger Agreement pursuant to Section 11.2. In the case of both APF and the Principal Stockholders, the failure of either to give the notice specified above within the applicable fifteen (15) Business Day period shall constitute approval of the Disclosure Schedule or Schedule 1, as applicable.

                                  ARTICLE IX
                            POST-CLOSING COVENANTS


     The Parties agree as follows with respect to the period following the
Closing:

     9.1  General. In the event that at any time after the Closing any further
          -------
action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article XII below). The Principal Stockholders acknowledge and agree that from and after the Closing, the Surviving Corporations and APF will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Merging Entities but will provide the Principal Stockholders with reasonable access to such documents, books and records upon request.

     9.2  Litigation Support. In the event and for so long as any Party actively
          ------------------
is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Merging Entities, each of the other Parties will cooperate with him and his counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Article XII below).

     9.3  Transition.  None of the Principal Stockholders will take any action
          ----------
that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Merging Entities from maintaining the same business relationships with the Surviving Corporations after the Closing as it maintained with the Merging Entities prior to the Closing.

     9.4  Confidentiality.  Each of the Principal Stockholders will treat and
          ---------------
hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to APF or destroy, at the request and option of APF, all tangible embodiments (and all copies) of the Confidential Information which are in his possession. In the event that any of the Principal Stockholders is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, the Principal Stockholders will notify APF promptly of the request or requirement so that, if possible, APF may seek an appropriate protective order or waive compliance with the provisions of this Section 9.4. If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Principal Stockholders is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, then the Principal Stockholders may disclose the Confidential Information to such tribunal; provided, however, that the
                                           --------  -------
disclosing Principal Stockholder shall use his reasonable efforts to obtain, at the request of APF, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as APF shall designate.

     9.5  Covenant Not to Compete.  Unless employed by either of the Surviving
          -----------------------
Corporations or APF after the Closing, for a period of three years from and after the Closing Date, none of the Principal Stockholders will engage directly or indirectly in any restaurant lending business that the Surviving Corporations or APF conducted as of the Closing Date. In addition, and not in lieu of the foregoing, for a period of three years from and after the Closing Date, James M. Seneff, Jr., the majority stockholder of CNL Group, Inc., hereby covenants and agrees not to engage or participate, directly or indirectly, as principal, agent, executive, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business that provides financing to "restaurant operations"; provided, however, for the purposes
                                      --------  -------
of this Agreement, "restaurant operations" shall not include financings of hotel and healthcare properties that contain restaurant operations or financings with respect to the entities set forth on Schedule 9.5, and provided further, the noncompetition covenant shall not operate to preclude Mr. Seneff's ownership of APF Common Shares and of up to 5% of the equity securities of companies whose common stock is publicly traded that are engaged in owning, operating, franchising or making are engaged in owning, operating, franchising or making loans to restaurants and restaurant companies. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section
9.5 is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

     9.6  APF Common Shares.  Each certificate issued to the Principal
          -----------------
Stockholders and Minority Stockholders representing the APF Common Shares will be imprinted with a legend substantially in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(2) OF THE 1933 ACT AND REGULATION D OF THE RULES AND REGULATIONS PROMULGATED UNDER THE 1933 ACT, AND IN RELIANCE UPON THE REPRESENTATION BY THE HOLDER THAT THEY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO RESALE OR FURTHER DISTRIBUTION. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, HYPOTHECATED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SHARES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

Each Principal Stockholder desiring to transfer any of the APF Common Shares received in connection with the Mergers, other than in a registered offering or pursuant to a sale which counsel for APF confirms is in compliance with Rule 144 of the Securities Act, must first furnish APF with (i) a written opinion satisfactory to APF in form and substance from counsel reasonably satisfactory to APF to the effect that such Principal

Stockholder may transfer the APF Common Shares as desired without registration under the Securities Act and (ii) a written undertaking executed by the desired transferee reasonably satisfactory to APF in form and substance agreeing to be bound by the restrictions on transfer contained herein.

     9.7  Tax Matters.
          -----------

       (a) If there is an adjustment to any item reported on a pre-closing Tax Return that results in an increase in the Taxes payable by the Merging Entities or the Principal Stockholders, and such adjustment results in a corresponding adjustment to items reported on a post-closing Tax Return with the result that the Taxes payable either by APF, the Acquiring Entities, any of their Subsidiaries, or by any consolidated group of companies of which APF, the Acquiring Entities, or any Subsidiary are then members are reduced, or a refund of Taxes is increased, then any APF Indemnity Claim that the Principal Stockholders owe APF pursuant to Article XII below shall be reduced by the amount by which such Taxes are reduced or such refunds are increased. The amount of reduction of any APF Indemnity Claim under this Section 9.7(a) shall be the excess of (i) the Tax liability of APF, the Acquiring Entities, or such Subsidiary or, if applicable, APF's, the Acquiring Entities', or such Subsidiary's consolidated group for the tax period in question computed without regard to such adjustment or amendment, over (ii) the actual Tax liability of APF, the Acquiring Entities, or such Subsidiary or, if applicable, APF's, the Acquiring Entities' or such Subsidiary's consolidated group for the tax period in question.

       (b) Any refund or credit of Taxes (including any statutory interest thereon) received by APF, the Acquiring Entities, or any of their Subsidiaries attributable to periods ending on or prior to or including the Closing Date that were paid by the Merging Entities pursuant to this Agreement shall reduce any APF Indemnity Claim that the Principal Stockholders owe APF pursuant to Article XII below by an amount equal to the amount of such refund or credit.

       (c) In the event that APF, the Acquiring Entities or any of their Subsidiaries receives notice, whether orally or in writing, of any pending or threatened federal, state, local or foreign tax examinations, claims settlements, proposed adjustments or related matters with respect to Taxes that could affect the Merging Entities or any of the Principal Stockholders, or if the Merging Entities or any of the Principal Stockholders receives notice of such matters that could affect APF, the Acquiring Entities, or any of their Subsidiaries, the party receiving such notice shall notify in writing the potentially affected party within ten (10) days thereof. The failure of either party to give the notice required by this Section 9.7(c) shall not impair such party's rights under this Agreement except to the extent that the other party demonstrates that it has been damaged thereby.

       (d) The Principal Stockholders shall have the responsibility for, and shall be entitled, at their expense, to contest, control, compromise, settle, or appeal all proceedings with respect to pre-closing Taxes.

     9.8  December 31, 1998 Financial Statements. Each of the Merging Entities
          --------------------------------------
shall have delivered to APF and the Acquiring Entities its audited balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the six months ended December 31, 1998.

                                   ARTICLE X
                       CONDITIONS TO OBLIGATION TO CLOSE


     10.1  Conditions to Each Party's Obligation.  The respective obligations of
           -------------------------------------
APF, the Acquiring Entities, the Merging Entities and the Principal Stockholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing Date of each of the following conditions, which conditions may be waived upon the written consent of APF and the Principal
Stockholders:

       (a) Governmental Approvals.  The Parties shall have received all other
           ----------------------
authorizations, consents, and approvals of governments and governmental agencies referred to in Section 5.1, Section 6.4, and Section 7.3 above.

       (b) No Injunction or Proceedings.  There shall not be any action, suit,
           ----------------------------
or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would, in the reasonable judgment of APF or the Merging Entities, (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of APF to own the capital stock of the Surviving Corporations, or (D) affect adversely the right of the Surviving Corporations to own their assets and to operate their businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

       (c) No Suspension of Trading, Etc.  At the Effective Times, there shall
           -----------------------------
be no declaration of a banking moratorium by federal or state authorities or any suspension of payments by banks in the United States (whether mandatory or not) or of the extension of credit by lending institutions in the United States, or commencement of war or other international, armed hostility or national calamity directly or indirectly involving the United States, which war, hostility or calamity (or any material acceleration or worsening thereof), in the sole judgment of APF, would have a Material Adverse Effect on the Merging Entities or, in the sole judgment of the Stockholders, would have a Material Adverse Effect on APF.

       (d) Registration Rights Agreement.  A registration rights agreement, in
           -----------------------------
the form that may be agreed upon by the Principal Stockholders, Five Arrows and APF, shall have been executed and delivered by the parties thereto.

       (e) Tax Opinion. The Parties shall have received an opinion of Shaw
           -----------
Pittman Potts & Trowbridge, tax counsel to APF, to the effect that, assuming the Mergers are consummated, (i) APF is organized in conformity with the requirements for qualification as a REIT and (ii) APF's proposed method of operations will enable it to meet the requirements for qualification as a REIT.

     10.2  Conditions to Obligation of the Acquiring Entities and APF. The
           ----------------------------------------------------------
obligations of the Acquiring Entities and APF to consummate the transactions contemplated hereby and take the actions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

       (a) the Principal Stockholders and the Merging Entities shall have delivered to the Acquiring Entities and APF a certificate to the effect that:

          (i) except as disclosed in the certificate, the representations and warranties set forth in Article V and Article VII above are true and correct in all material respects at and as of the Closing Date;

          (ii) the Principal Stockholders and the Merging Entities have performed and complied with all of their covenants hereunder in all material respects at and as of the Closing Date;

          (iii) the Principal Stockholders and the Merging Entities have procured all of the third-party consents specified in, respectively,
     Section 5.2 and Section 7.4 above and the related sections of the Disclosure Schedule; and

          (iv) no action, suit, or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of APF to own the capital stock of the Surviving Corporations, or (D) affect adversely the right of the Surviving Corporations to own their assets and to operate their businesses (and no such injunction, judgment, order, decree, ruling, or charge is in effect);

       (b) the Acquiring Entities and APF shall have received an opinion dated as of the Closing Date from Fowler, White, Gillen, Boggs, Villarreal and Banker, P.A., counsel to the Principal Stockholders and the Merging Entities, in form and substance satisfactory to the Acquiring Entities and APF;

       (c) APF and the Acquiring Entities shall have received written comfort in form and substance reasonably satisfactory to it from Arthur Andersen & Co. LLP or McDirmit, Davis, Lauteria, Puckett & Company or other mutually acceptable accounting firm that the Merging Entities will not have any accumulated or current earnings and profits within the meaning of Section 312 of the Code as of the Effective Times. The Principal Stockholders shall provide to such accounting firm all information reasonably available to the Principal Stockholders that is necessary to calculate the accumulated and current earnings and profits of the Merging Entities as of the Effective Times, including, but not limited to, all federal income Tax Returns of the Merging Entities and any consolidated group of which the Merging Entities and the Principal Stockholders are or have been members, working papers created with respect to such Tax Returns, and information with respect to any federal income Tax controversy, either pending or resolved, with respect to such returns. Any information shall be treated as strictly confidential by such accounting firm and every employee of, and advisor to, APF and such accounting firm;

       (d) Merrill Lynch & Co. shall not have withdrawn its Fairness Opinion issued in connection with the Mergers;

       (e) APF shall have received the resignations, effective as of the Closing, of each director and officer of the Merging Entities other than those whom APF shall have specified in writing prior to the Closing;

       (f) APF shall have received the Disclosure Schedule and approved it in accordance with Section 8.11; and

       (g) APF shall have received satisfactory evidence that all bonus plans under which officers, directors or employees of the Merging Entities are beneficiaries have been terminated as of the Closing Date.

APF may waive any condition specified in this Section 10.2 if it executes a writing so stating at or prior to the Closing. If the Closing occurs, APF shall be deemed to have waived any right to suit or claims as to matters disclosed in the Disclosure Schedule prior to Closing.

     10.3  Conditions to Obligation of the Principal Stockholders and the
           --------------------------------------------------------------
Merging Entities. The obligations of the Principal Stockholders and the Merging
----------------
Entities to consummate the transactions contemplated hereby and take the actions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

       (a) the Acquiring Entities and APF shall have delivered to the Principal Stockholders and the Merging Entities a certificate to the effect that:

          (i) the representations and warranties set forth in Article VI above are true and correct in all material respects at and as of the Closing Date;

          (ii) the Acquiring Entities and APF have performed and complied with all of their covenants hereunder in all material respects through the Closing;

          (iii) Acquisition Corp. and APF have obtained all of the third-party consents specified in, respectively, Section 5.2 and Section 7.4 above and the related sections of the Disclosure Schedule; and

          (iv) no action, suit, or proceeding is pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge is in effect);

       (b) APF shall have delivered to the Principal Stockholders and the Minority Stockholders the Share Consideration pursuant to Section 4.2;

       (c) since December 31, 1998, there shall not have occurred any material adverse changes in the business, properties, operations or condition (financial or otherwise) of APF;

       (d) the Principal Stockholders shall have received the Disclosure Schedule and approved it in accordance with Section 8.11;and

       (e) the Principal Stockholders shall have received an opinion dated as of the Closing Date from Shaw Pittman Potts & Trowbridge, counsel to the Acquiring Entities and APF, in form and substance satisfactory to the Principal Stockholders.

The Principal Stockholders may waive any condition specified in this Section
10.3 if they execute a writing so stating at or prior to the Closing.

                                  ARTICLE XI
                                  TERMINATION


     11.1  Termination by Mutual Consent.  This Agreement may be terminated and
           -----------------------------
the Mergers may be abandoned at any time prior to their respective Effective Times, before or after the approval by the Principal Stockholders or the stockholder of the Acquiring Entities, respectively, either by the mutual written consent of APF and the Principal Stockholders or by mutual action of the Boards of Directors of the Merging Entities and the APF Special Committee.

     11.2  Termination by Either APF or the Merging Entities.  This Agreement
           -------------------------------------------------
may be terminated and the Merger may be abandoned (a) by action of the APF Special Committee in the event of a failure of a condition to the obligations of APF and the Acquiring Entities set forth in Section 10.2 of this Agreement; (b) by majority vote of the Principal Stockholders in the event of a failure of a condition to the obligations of Principal Stockholders or the Merging Entities set forth in Section 10.3 of this

Agreement; or (c) if a United States federal or state court of competent jurisdiction or United States federal or state governmental agency shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, in the case of a termination pursuant to
                          --------
clause (a) or (b) above, that the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in said clause.

     11.3  Effect of Termination and Abandonment.  In the event of termination
           -------------------------------------
of this Agreement and abandonment of the Mergers pursuant to this Article XI, no Party hereto (or any of its directors or officers) shall have any liability or further obligation to any other Party to this Agreement, except that nothing herein will relieve any Party from liability for any breach of this Agreement.

                                  ARTICLE XII
                                INDEMNIFICATION


     12.1  Indemnity Obligations of the Principal Stockholders.  Subject to
           ---------------------------------------------------
Sections 12.5 and 12.6 and Article XIII hereof, each of the Principal Stockholders severally, in accordance with its percentage interest in the Share Consideration and limited in amount to the value of the APF Common Shares received by him, based upon the average per share closing price of the APF Common Shares for the first twenty trading days after the APF Common Shares are listed on NYSE (the "20 Day Average Price"), hereby agrees to indemnify and hold APF and the Surviving Corporations harmless from, and to reimburse APF and the Surviving Corporations for, any APF Indemnity Claims arising under the terms and conditions of this Agreement. For purposes of this Agreement, the term "APF
                                                                        ----
Indemnity Claim" shall mean any loss, damage, deficiency, claim, liability,
----------------
obligation, suit, action, fee, cost, or expense of any nature whatsoever resulting from (i) any breach of any representation and warranty of the Principal Stockholders or either of the Merging Entities which is contained in this Agreement or any Schedule, Exhibit, or certificate delivered pursuant hereto; (ii) any breach or non-fulfillment of, or any failure to perform, any of the covenants, agreements, or undertakings of the Principal Stockholders or either of the Merging Entities which are contained in or made pursuant to this Agreement; and (iii) all interest, penalties, costs, and expenses (including, without limitation, all reasonable fees and disbursements of counsel) arising out of or related to any indemnification made under this Section 12.1.

     12.2  Indemnity Obligations of APF.  Subject to Sections 12.5 and 12.6
           ----------------------------
hereof, APF and the Surviving Corporations hereby jointly and severally agree to indemnify and hold each of the Principal Stockholders harmless from, and to reimburse each of the Principal Stockholders for, any Stockholder Indemnity Claims arising under the terms and conditions of this Agreement. For purposes of this Agreement, the term "Stockholder Indemnity Claim" shall mean any loss,
                            -----------------------------
damage, deficiency, claim, liability,
suit, action, fee, cost, or expense of any nature whatsoever incurred by any of the Principal Stockholders resulting from (i) any breach of any representation
    ----------------------
and warranty of either of the Acquiring Entities or APF which is contained in this Agreement or any Schedule, Exhibit, or certificate delivered pursuant hereto; (ii) any breach or non-fulfillment of, or failure to perform, any of the covenants, agreements, or undertakings of either of the Acquiring Entities or APF which are contained in or made pursuant to the terms and conditions of this Agreement; and (iii) all interest, penalties, costs, and expenses (including, without limitation, all reasonable fees and disbursements of counsel) arising out of or related to any indemnification made under this Section 12.2.

     12.3  Appointment of Representative.  James M. Seneff, Jr. is hereby
           -----------------------------
appointed as the exclusive agent for each of the Principal Stockholders to act
                                                 ----------------------
on its behalf with respect to any and all Stockholder Indemnity Claims and any and all APF Indemnity Claims arising under this Agreement or such other representative as may be hereafter appointed by a majority in interest of the

Principal Stockholders.  Such agent is herein referred to as the
----------------------
"Representative."  The Representative shall take, and the Principal Stockholders
 --------------                                           ----------------------
agree that the Representative shall take, any and all actions which the Representative believes are necessary or appropriate under this Agreement for and on behalf of the Principal Stockholders, as fully as if such parties were
                     ----------------------
acting on their own behalf, including, without limitation, asserting Stockholder Indemnity Claims against APF, defending all APF Indemnity Claims, consenting to, compromising, or settling all Stockholder Indemnity Claims and APF Indemnity Claims, conducting negotiations with APF and its representatives regarding such claims, taking any and all other actions specified in or contemplated by this Agreement and engaging counsel, accountants, or other representatives in connection with the foregoing matters. APF shall have the right to rely upon all actions taken or omitted to be taken by the Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon the

Principal Stockholders.  The Representative, acting pursuant to this Section
----------------------
12.3, shall not be liable to any Principal Stockholder for any act or omission, except in connection with any act or omission that was the result of the Representative's bad faith or gross negligence.

     12.4  Notification of Claims.  Subject to the provisions of Section 12.5,
           ----------------------
in the event of the occurrence of an event which any Party asserts constitutes a APF Indemnity Claim or a Stockholder Indemnity Claim, as applicable, such Party shall provide the indemnifying party with prompt notice of such event and shall otherwise make available to the indemnifying party all relevant information which is material to the claim and which is in the possession of the indemnified party. If such event involves the claim of any third party (a "Third-Party
                                                               ------------
Claim"), the indemnifying party shall have the right to elect to join in the
------
defense, settlement, adjustment, or compromise of any such Third-Party Claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the Third-Party Claim, to join in the defense, settlement, adjustment, or compromise of the same. An indemnified party's failure to give timely notice or to furnish the indemnifying party with any relevant data and documents in connection with any Third-Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any material prejudice to the indemnifying party. Any indemnifying party may elect, at such party's sole expense, to assume control of the defense, settlement, adjustment, or compromise of any Third-Party Claim, with counsel reasonably acceptable to the indemnified parties, insofar as such claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of all indemnified parties before entering into any settlement, adjustment, or compromise of such claims, or ceasing to defend against such claims, unless such settlement is a cash settlement and contains an unconditional release of the indemnified party from all existing and future claims with respect to the matter being contested. In connection with any Third-Party Claim, the indemnified party, or the indemnifying party if it has assumed the defense of such claim pursuant to the preceding sentence, shall diligently pursue the defense of such Third-Party Claim.

     12.5  Survival.  All representations and warranties, and, except as
           --------
otherwise provided in this Agreement, all covenants and agreements of the Parties contained in or made pursuant to this Agreement, and the rights of the Parties to seek indemnification with respect thereto, shall survive until eighteen months from the Closing Date; provided, however, the representations
                                       --------  -------
and warranties contained in Sections 6.3 and 7.11 shall survive until the expiration of the applicable statute of limitations with respect to the matters covered thereby. No claim shall be made after the applicable survival period.

     12.6  Limitations.  Notwithstanding the foregoing, any claim by an
           -----------
indemnified party against any indemnifying party under this Agreement shall be payable by the indemnifying party only in the event, and to the extent, that the accumulated amount of the claims in respect of such indemnifying party's obligations to indemnify under this Agreement shall and the other claims described in Article XIII exceed in the aggregate the dollar amount specified in
Article XIII. As to APF Indemnity Claims, the liability of each Principal Stockholder shall be limited as provided in Article XIII.

     12.7  Exclusive Provisions;  No Rescission.  Except as set forth in this
           ------------------------------------
Agreement, no party hereto is making any representation, warranty, covenant, or agreement with respect to the matters contained herein. Anything herein to the contrary notwithstanding, no breach of any representation, warranty, covenant, or agreement contained herein or in any certificate or other document delivered pursuant hereto relating to the Mergers shall give rise to any right on the part of any party hereto, after the consummation of the Mergers, to rescind this Agreement or the transactions contemplated by this Agreement. Following the consummation of the Mergers, the rights of the parties under the provisions of this Article XII shall be the sole and exclusive remedy available to the parties with respect to claims, assertions, events, or proceedings arising out of or relating to the Mergers.

                                 ARTICLE XIII
                            LIMITATION OF LIABILITY

     Notwithstanding anything to the contrary stated in this Agreement, in no event (i) shall the Principal Stockholders or any of them have any liability to APF and/or the Acquiring Entities on account of any APF Indemnity Claim or for any claim for breach of warranty or for misrepresentation, or any other claim whatsoever arising under this Agreement or in connection with the transaction contemplated herein (individually a "Claim" and collectively, "Claims") or for
                                    -------                   --------
any loss, damage, deficiency, liability, obligation, suit, action, judgment, fee, cost or expense of any nature whatsoever directly resulting from Claims (collectively, "Losses") unless, until and only to the extent that the
               --------
accumulated amount of all Losses exceeds the amount of $450,000 in the aggregate (the "Indemnification Threshold") nor (ii) shall the individual or aggregate
     ---------------------------
liability of the Principal Stockholders on account of Claims and Losses exceed the value of APF Common Shares actually issued to the Principal Stockholders valued at the 20 Day Average Price (the "Maximum Indemnification Obligation");
                                        ------------------------------------
provided, however, the Indemnification Threshold shall not be applicable to any
--------  -------
Claims or Losses incurred by APF as a result of an assessment by the State of Florida of any annual recurring intangible tax applicable to the January 1,1999 assessment date, including, all interest and penalties associated therewith, if any, which upon resolution of such Claims or Losses, shall be paid on a dollar-for-dollar basis by the Principal Stockholders up to their Maximum Indemnification Obligation. Each Principal Stockholder shall be liable only for such Principal Stockholder's proportionate share of the Claim based on the percentage that the APF Common Shares received by such Principal Stockholder in the Merger is of the total APF Commons Shares comprising the Share Consideration. Any Claim against a Principal Stockholder, including an APF Indemnity Claim, may be satisfied by such Principal Stockholder, in its/his/her sole discretion, by surrendering to the claimant(s) APF Common Shares at a value equal to the closing price per share of such shares on the NYSE on the last trading day preceding the date such APF Common Shares are surrendered.

                                  ARTICLE XIV
                                 MISCELLANEOUS


     14.1  Press Releases and Public Announcements.  No Party shall issue any
           ---------------------------------------
press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of APF and the Principal Stockholders; provided, however, that any Party may make any
        ----------------------  --------  -------
public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

     14.2  No Third-Party Beneficiaries.  This Agreement shall not confer any
           ----------------------------
rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     14.3  Entire Agreement.  This Agreement (including the documents referred
           ----------------
to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     14.4  Succession and Assignment.  This Agreement shall be binding upon and
           -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of APF and the Principal Stockholders; provided, however, that APF may (i)
               ----------------------  --------  -------
assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases APF nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     14.5  Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     14.6  Headings.  The section headings contained in this Agreement are
           --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.7  Notices.  All notices, requests, demands, claims, and other
           -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, as of the date two business days after mailing, if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to the Merging Entities or the Principal Stockholders:
     --------------------------------------------------------
     c/o James M. Seneff, Jr.
     400 East South Street
     Suite 500
     Orlando, Florida  32801
     Telecopy: (407) 316-0457

     With copy to:
     ------------
     Fowler, White, Gillen, Boggs, Villarreal and Banker, P.A.
     500 East Kennedy Blvd.
     Suite 1700
     Tampa, Fl.  33602
     Attn: David Shobe, Esq.
     Telecopy: (813) 228-9401

     If to APF and or the Acquiring Entities:
     ---------------------------------------
     Curtis B. McWilliams
     Executive Vice President
     CNL American Properties, Inc.
     400 East South Street
     Suite 500
     Orlando, Florida  32801
     Telecopy: (407) 650-1056

     With copy to:
     ------------
     Shaw Pittman Potts & Trowbridge
     2300 N Street, N.W.
     Washington, D.C.  20037
     Attn: John M. McDonald, Esq.
     Telecopy:  (202) 663-8007

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     14.8  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of FLORIDA without giving effect to any choice or conflict of law provision or rules (whether of the State of FLORIDA or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of FLORIDA.

     14.9  Amendments and Waivers.  No amendment of any provision of this
           ----------------------
Agreement shall be valid unless the same shall be in writing and signed by APF and the Principal Stockholders. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     14.10  Severability. Any term or provision of this Agreement that is
            ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     14.11  Expenses and Representation of Fowler, White, Gillen, Boggs,
            ------------------------------------------------------------
Villareal and Banker, P.A.  Each of the Parties will bear his, her or its own
-------------------------
costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Principal Stockholders agree that neither of the Merging Entities has borne or will bear any of the Principal Stockholders' costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

     14.12  Construction.  The Parties have participated jointly in the
            ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     14.13  Incorporation of Exhibits and Schedules.  The Exhibits and Schedules
            ---------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof.

     14.14  Specific Performance.  Each of the Parties acknowledges and agrees
            --------------------
that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 14.15 below), in addition to any other remedy to which they may be entitled, at law or in equity.

     14.15  Submission to Jurisdiction. Each of the Parties submits to the
            --------------------------
jurisdiction of any state or federal court sitting in the State of FLORIDA, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                                        CNL AMERICAN PROPERTIES FUND, INC.


                                        By:  /s/ James M. Seneff, Jr.
                                             ----------------------------------
                                        Its: Chief Executive Officer
                                             ----------------------------------

                                        CFC ACQUISITION CORP.

                                        By:  /s/ Curtis B. McWilliams
                                             ----------------------------------
                                        Its: Chief Executive Officer
                                             ----------------------------------


                                        CFS ACQUISITION CORP.


                                        By:  /s/ Curtis B. McWilliams
                                             ----------------------------------
                                        Its: Chief Executive Officer
                                             ----------------------------------



                                        CNL FINANCIAL CORP.


                                        By:  /s/ James M. Senneff, Jr.
                                             ----------------------------------
                                        Its: Chief Executive Officer
                                             ----------------------------------


                                        CNL FINANCIAL SERVICES, INC.


                                        By:  /s/ James M. Seneff, Jr.
                                             ----------------------------------
                                        Its: Chief Executive Officer
                                             ----------------------------------

                                        CNL GROUP, INC.



                                        By:   /s/ James M. Seneff, Jr.
                                              -------------------------
                                        Its:  Chief Executive Officer
                                              -------------------------

                                              /s/ James M. Seneff, Jr.
                                              -------------------------
                                              James M. Seneff, Jr.

                                              /s/ Robert A. Bourne
                                              -------------------------
                                              Robert A. Bourne

                                              /s/ Curtis B. McWilliams
                                              -------------------------
                                              Curtis B. McWilliams

                                                                       Exhibit A

                       Stockholder Representation Letter

     I, the undersigned stockholder of [CNL Financial Corp./CNL Financial Services, Inc.], a Florida corporation (the "Company"), hereby represent and warrant to CNL American Properties Fund, Inc., a Maryland corporation ("APF") and [____________/___________], a Maryland corporation ("Acquisition Corp.") as follows:

     1) I am the owner of _______ shares of common stock of the Company, all of which shares I received by transfer from CNL Group, Inc;

     2) I understand that the Merging Entity is a party to an Agreement and Plan of Merger, dated as of ________________, 19__, among APF, Acquisition Corp., the Company, _________, _________ and certain stockholders of the Company and ________, pursuant to which the [Acquisition Corp1] [Acquisition Corp2] will be merged (the "Merger") with and into the Merging Entity and the stockholders of the Merging Entity will receive shares of common stock in APF (the "APF Common Stock");

     3) I understand that the APF Common Stock I will receive will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and will be issued in reliance upon Federal and state exemptions for transactions not involving a public offering;

     4) I am acquiring APF Common Stock solely for my own account for investment purposes and not with a view toward the distribution thereof;

     5) I am a sophisticated investor with knowledge and experience in business and financial matters;

     6) I have received certain information concerning APF, including, without limitation, (i) the most recent annual report on Form 10-K, (ii) the three most recent quarterly reports on Form 10-Q, (iii) any current reports on Form 8-K since December 31, 1998, in each case as filed by APF under the Securities Exchange Act of 1934, as amended, and (iv) the most recent annual report to stockholders of APF, and have had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding APF Common Shares; and

     7) I am able to bear the economic risk and lack of liquidity inherent in holding APF Common Shares which have not been registered under the Securities Act.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of __________________, 199__.

                                            ____________________________________

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